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UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 _________________________ FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 16, 2007 SOUTH SHORE RESOURCES INC. (Exact name of registrant as specified in its charter)

NEVADA	000-31289	88-0256854
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer ID)

Times Square, P.O. Box 663, Leeward Highway
Providenciales, Turks & Caicos Islands
British West Indies
(Address of principal executive offices and Zip Code)

(416) 281-3335
(Registrant's telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
CFR 240.13e-4(c))

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ITEM 7.01     REGULATION FD DISCLOSURE

     The company has now completed extensive in-house performance, evaluation and validation testing of the prototype unit utilizing Hibernia crude, with certification conducted by the engineering firm, The SGS Group.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

Exhibit	Description

99.1	Press Release

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated this 16th day of October, 2007.

SOUTH SHORE RESOURCES INC.

BY:   MICHAEL KABIN
         Michael Kabin, Principal Executive Officer
         and Secretary